UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2011

Rush Enterprises, Inc.
 (Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas	78130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On September 1, 2011, pursuant to the recommendation of the Compensation Committee, the Board of Directors of Rush Enterprises, Inc. (the “Company”) approved adjustments, effective as of September 1, 2011, to the annual base salaries of certain of the Company’s named executive officers. The annual base salaries, as adjusted, for the Company’s named executive officers are as follows:

Name / Title	Annual Base Salary

W. M. “Rusty” Rush President and C.E.O.	$1,100,016

Martin A. Naegelin, Jr. Executive Vice President	$417,450

David Orf Senior Vice President — Marketing, Fleets and Specialized Equipment	$347,028

Steven L. Keller Senior Vice President, C.F.O. and Treasurer	$323,400
The annual base salary of W. Marvin Rush, Chairman of the Company, remained unchanged.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.
By:	/s/ Steven L. Keller
Steven L. Keller
Senior Vice President, C.F.O. and Treasurer

Dated: September 7, 2011